UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2026

Change Agents Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices, including ZIP code)

(732) 780-4400

(Registrant’s telephone number, including area code)

Avalon GloboCare Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	CHGA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2026, Avalon GloboCare Corp. (now known as Change Agents Corporation) (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), with the Secretary of State of the State of Delaware to change the name of the Company from “Avalon GloboCare Corp.” to “Change Agents Corporation” effective as of July 20, 2026 (the “Name Change”).

Pursuant to Delaware General Corporation Law Section 242(d)(1), no stockholder approval was required for the Charter Amendment because it only related to a name change. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Name Change, the Company’s trading symbol for its common stock is expected to commence trading on The Nasdaq Capital Market on July 22, 2026 under the symbol “CHGA” (the “Symbol Change”).

Neither the Name Change, nor the Symbol Change, affects the rights of the Company’s stockholders, and no stockholders is required in connection with the Name Change or the Symbol Change. The CUSIP number for the Company’s common stock will remain 05344R302.

Item 8.01 Other Events.

On July 21, 2026, the Company issued a press release announcing, among other things, the Name Change and Symbol Change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Change Agents Corporation dated July 17, 2026
99.1	Press release dated July 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2026	Change Agents Corporation

/s/ Sam Knipper
Sam Knipper
Chief Financial Officer